UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2021

MARRONE BIO INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36030	20-5137161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA 95618

(Address of Principal Executive Offices, and Zip Code)

(530) 750-2800

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MBII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) of Marrone Bio Innovations, Inc. (the “Company,” “we” or “our”) was held virtually on May 26, 2021. The disclosure set forth in Item 5.07(i) regarding the election of each of Keith McGovern and Stuart Woolf to serve as a Class II director is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2021, we held our 2021 Annual Meeting virtually. Of the 175,288,165 shares of common stock outstanding and entitled to vote at the 2021 Annual Meeting, 142,379,525 shares were present at the 2021 Annual Meeting either virtually or by proxy, constituting a quorum of 81.22%. Our stockholders considered and voted on the following proposals at the 2021 Annual Meeting:

(i)	Our stockholders elected Keith McGovern and Stuart Woolf to serve as a Class II directors for a three-year term, ending at the time of the 2024 Annual Meeting of Stockholders (or until a successor is duly elected and qualified) pursuant to our Bylaws and the applicable laws of the State of Delaware.

The results of the voting were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Keith McGovern	119,662,318	6,901,031	15,816,176
Stuart Woolf	121,404,541	5,158,808	15,816,176

(ii)	Our stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The results of the voting were as follows:

VOTES FOR:	139,240,747
VOTES AGAINST:	2,841,331
VOTES ABSTAINED:	297,447

(iii)	Our stockholders approved an amendment to the Company’s Certificate of Incorporation to permit our board of directors to effect a reverse stock split of our outstanding common stock at a ratio of not less than one-for-five (1:5) and not more than one-for-fifteen (1:15), which exact ratio will be selected at the discretion of our board of directors, and provided that our board of directors may abandon the reverse stock split in its sole discretion.

The results of the voting were as follows:

VOTES FOR:	136,512,304
VOTES AGAINST:	2,521,789
VOTES ABSTAINED:	3,345,432

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: May 28, 2021	By:	/s/ Linda V. Moore
Linda V. Moore
Executive Vice President, General Counsel and Secretary